UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2024

CARGO THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41859	84-4080422
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1900 Alameda De Las Pulgas, Suite 350

San Mateo, California 94403

(Address of principal executive offices) (Zip Code)

(650) 379-6143

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	CRGX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On March 4, 2024, CARGO Therapeutics, Inc. (the “Company”) entered into an amendment (the “Amendment”) to that certain license and supply agreement, dated June 24, 2022, with Oxford Biomedica (UK) Limited (“Oxford Biomedica”) (the “Original Agreement,” together with the Amendment, the “Amended Agreement”). Oxford Biomedica manufactures and supplies to the Company certain lentiviral vectors (“Vectors”) and grants to the Company a non-exclusive royalty-bearing license under certain of Oxford Biomedica’s intellectual property rights for the research, development, manufacture and commercialization of T-cells transduced with such Vectors (“Licensed Products”).

Pursuant to the Amended Agreement, Oxford Biomedica and the Company have agreed to an amended royalty payment structure for Vectors manufactured by Oxford Biomedica. The Company will no longer owe royalties on CRG-022 and still will owe royalties in the low single-digit percentages on the net sales of Licensed Products for Vectors used for product candidates other than CRG-022 that are manufactured by Oxford Biomedica and for any Licensed Products (including CRG-022) that are manufactured by the Company or a third-party following a Technology Transfer (as defined in the Original Agreement). The Company will pay up to $1.0 million of regulatory milestones for each target if such milestones are achieved by the Licensed Products directed to such target, except for CRG-022, for which a reduced regulatory milestone has been agreed., The Company and Oxford Biomedica have agreed a reduced commercial milestone for CRG-022.

The foregoing description of the Amended Agreement is not complete and is qualified in its entirety by reference to the Amended Agreement, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending March 31, 2024.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARGO THERAPEUTICS, INC.

Date: March 8, 2024	By:	/s/ Gina Chapman
Gina Chapman Chief Executive Officer